UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2011
EATON CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-1396	34-0196300

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton Center Cleveland, Ohio	44114

(Address of principal executive offices)	(Zip Code)
(216) 523-5000

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) Not applicable.
(b) In its proxy statement dated March 18, 2011, Eaton Corporation (the “Company”) reported that Ernie Green, a director since 1995, having attained normal retirement age, would resign as a director of the Company at the conclusion of the 2011 Annual Meeting of Shareholders to be held on April 27, 2011. Mr. Green did retire from the Company’s Board of Directors (the “Board”) on April 27, 2011. There were no disagreements between the Company and the retiring director in connection with his retirement. George S. Barrett was nominated by the Board to fill the vacancy created by Mr. Green’s retirement. Following the Annual Meeting, and currently, the Board of Directors consists of eleven members.
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) The Annual Meeting of Shareholders of the Company was held on April 27, 2011.
(b) At the Annual Meeting of Shareholders of the Company held on April 27, 2011, the items listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders. Each of the items was approved by the shareholders pursuant to the voting results set forth below:
Item 1 — Election of Four Directors.
Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2014 Annual Meeting of Shareholders or until his successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
George S. Barrett	277,761,347	1,578,877	782,726	24,832,308
Todd M. Bluedorn	270,960,025	8,378,856	784,069	24,832,308
Ned C. Lautenbach	265,000,574	14,289,886	832,490	24,832,308
Gregory R. Page	277,635,409	1,716,284	771,257	24,832,308
Item 2 — Approving amendments to the Amended Regulations to provide for the annual election of all directors.
The voting results for the approval of amendments to the Amended Regulations to provide for the annual election of all directors were as follows:

For	Against	Abstain	Broker Non-Votes
277,495,482	2,026,514	600,954	24,832,308
Item 3 — Approving amendments to the Amended and Restated Articles of Incorporation and the Amended Regulations to eliminate cumulative voting in the election of directors.
The voting results for the approval of amendments to the Amended and Restated Articles of Incorporation and the Amended Regulations to eliminate cumulative voting in the election of directors were as follows:

For	Against	Abstain	Broker Non-Votes
242,594,406	36,844,665	683,879	24,832,308
Item 4 — Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Auditor for Fiscal Year 2011.

The voting results for the ratification of the appointment of Ernst & Young LLP as the independent auditor for the Company for fiscal year 2011 were as follows:

For	Against	Abstain	Broker Non-Votes
300,357,522	3,989,173	608,563	24,832,308
Item 5 — Approving, by non-binding vote, executive compensation.
The voting results for the approval, by non-binding vote, of executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
260,539,948	16,672,354	2,910,648	24,832,308
Item 6 — Recommending, by non-binding vote, the frequency of executive compensation votes.
The voting results for the recommendation, by non-binding vote, of the frequency of executive compensation votes were as follows:

1 Year	2 years	3 Years	Abstain	Broker Non-Votes
242,623,163	1,567,595	34,342,513	1,589,679	24,832,308
Item 9.01. Financial Statements and Exhibits.

Number	Exhibit

3.1	Amended and Restated Articles of Incorporation of Eaton Corporation, effective April 27, 2011, incorporated by reference to the registrant’s Form 10-Q Quarterly Report for the period ended March 31, 2011

3.2	Amended Regulations of Eaton Corporation, effective April 27, 2011, incorporated by reference to the registrant’s Form 10-Q Quarterly Report for the period ended March 31, 2011
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION
Date: May 2, 2011	By:	/s/ R. H. Fearon
R. H. Fearon
Vice Chairman and Chief Financial and Planning Officer